EVALUATION REPORT

Applicant reference:	VIKING OZONE TECHNOLOGY LLC 8750-58 Avenue, EDMONTON, ALBERTA T6E 6G6 CANADA
Agent reference:	SARL BOX O3 FRANCE 65 Avenue du Teil 26200 Montélimar FRANCE
Date of application:	07/04/2025
Subject:	Evaluation of an application for a certificate of conformity for a disinfection pre-treatment device, model "VKIN 300 SD"

Reference document:

Reference document for the issuance of a certificate of conformity for "disinfection pre-treatment devices" — Rev. 1 — January 2020
pre-treatment by disinfection" — Rev. 1 — January 2020

NF X 30-503-1 (Avril 2024) : Déchets infectieux (H9) : réduction des risques microbiologiques et/ou mécaniques par traitement physicochimique – Partie 1 : spécifications et essais pour les déchets solides et liquides collectables

Directive 2006/42/EC on machinery

Decree of April 20, 2017, of the Ministry of Social Affairs and Health, relating to the pre-treatment by disinfection of waste from healthcare activities with infectious risks and similar activities

Article R.1335-8 et seq. of the Public Health Code

1. MANUFACTURING SITE

Manufacturing stage	Contact details for the site responsible for each stage (*)
Design	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Manufacturing/Assembly (details if manufacturing/assembly is outsourced)	- VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA T6E 6G6, CANADA - MAINLAND MACHINERY LTD, Office #110, 2125 Windsor Street, Abbotsford, BRITISH COLUMBIA V2T 6L9, CANADA (hopper and treatment chamber) - VECOPLAN LLC, 501 Gallimore Dairy Road. Greensboro, NORTH CAROLINA 27409, USA (grinder)
Final inspection	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Marking	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Packaging	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA
Storage	VIKING OZONE TECHNOLOGY LLC, 8750-58 Avenue, EDMONTON, ALBERTA, T6E 6G6, CANADA

2. EVALUATION OF THE PRODUCT SUBJECT TO THE APPLICATION

2.1. APPLICATION FILE

Documents	Documents received	**Date**	Evaluation
Standard application letter **of certification**	Letters dated July 4, 2025 (Request, Appendix, and Mandate)	07/04/2025	Satisfactory
General information sheet and list of **products**	Appendix 2 completed	07/04/2025	Satisfactory
Technical file	Technical file consisting of 16 documents [numbered from 3) to 18)]: Sent by email on 07/27/2025	07/27/2025	See below (§ 2.2)

2.2. TECHNICAL SPECIFICATIONS

Documents	Documents received	Evaluation
Technical description of the **product**	File reference: "3) APPENDIX 3 - Technical description of the device.pdf"	Satisfactory
Dimensions	File referenced: "3) APPENDIX 3 - Technical description of the device.pdf"4 Description in § 1)	Satisfactory

Documents	Documents received	Evaluation
Detailed presentation and principle of pre-treatment, specifying the list of **<u>active parameters</u>** of the process relating to the modification of appearance and relating to disinfection technology	File referenced: "3) APPENDIX 3 - Technical description of the device.pdf"4 Description in § 2) and 1. 4Descriptionat§1. *<u>Disinfection</u>:* Disinfection by ozone - Injection of O3/O2 gas flow per minute = 75 L minimum - Ozone concentration for treatment with a minimum average of 3500 ppm/45 min - Mixing and blending of shredded material in the disinfection chamber in sequence: . 3 min of mixing by activating the mixing blades in the treatment chamber .3 min rest by stopping the mixing blades 4Descriptionat§2) *<u>Appearance</u>:* VÉCOPLAN brand grinder — Type VAZ 600 XL MW Active parameters: - rotor speed: 90 rpm - condition of rotor-mounted knives - condition of counter-knives - condition of ja grjj ı e de ca ı: ibrattion	Satisfactory
Device for collecting and disposing of liquid waste	Reference file: "3) APPENDIX 3 - Technical description of the device.pdf"4 Description in § 3)	Not applicable
Device for introducing germ carriers (enabling tests to be carried out)	File referenced: "3) APPENDIX 3 - Technical description of the device.pdf"4 Description in § 4)	Satisfactory
Processing capacity: manufacturer's definition and conditions used to determine capacity in kg/h and waste density in kg/m3	File referenced: "3) APPENDIX 3 - Technical description of the device.pdf"4 Description in § 5) Capacity: 1650 kg/cycle divided by 330 min/cycle = 5kg/minute, or 300 kg/h	Satisfactory
Limits of use (volume, weight, type of waste, etc.)	File referenced: "3) APPENDIX 3 - Technical description of the device.pdf"4 Description in § 6)	Satisfactory
Description of how the product works	File referenced: "4) APPENDIX 3 - Description of how the device works.pdf"	Satisfactory
Loading and unloading of waste	File reference: "4) APPENDIX 3 - Description of how the device works .pdf"	satisfactory
Accepted dimensions and packaging	File referenced: "4) APPENDIX 3 - Description of how the device works .pdf"	satisfactory

Documents	Documents received	**Evaluation**
Description of a treatment cycle or a representative period of operation	File referenced: "4) APPENDIX 3 - Description of the Ode" device operating instructions .pdf"	Satisfactory
List of device components and their technical characteristics that are relevant to the device's processing performance and capacity	File referenced: "5) APPENDIX 3 - List of device components .pdf"	Satisfactory
Synoptic diagram/functional breakdown of the device	File referenced: "6) APPENDIX 3 - Synoptic diagram of the device.pdf"	Satisfactory
Commitment to ensuring that all the requirements of § 4.1 of the standard have been taken into account in the design of the device with the associated supporting evidence and that the device complies with these requirements	File referenced: "7) APPENDIX 3 - Commitment to all requirements of paragraph 4.1 of the standard according to Appendix 7.pdf"	Satisfactory
Results of tests and/or checks, design validation, carried out by the manufacturer	File reference: "8) APPENDIX 3 - Results of tests carried out by the manufacturer .pdf" 4 VKIN300 — Version — Apr 7, 2025	Satisfactory
Registration procedure, demonstrating compliance with § 4.2 of the standard	File referenced: "9) APPENDIX 3 - Registration procedure - compliance with paragraph 4.2 of the standard copy.pdf"	Satisfactory
Risk analysis (FMEA or other) associated with the device, demonstrating compliance with regulatory requirements, the standard and this reference document	Risk analysis referenced: "10) APPENDIX 3 - FMEA-type risk and failure analysis.pdf"	Satisfactory
Test reports less than 2 years old, issued by a laboratory complying with the requirements of § 2 of the applicable reference document	Referenced test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf" Report from the Hospital Hygiene Laboratory at Clermont-Ferrand University Hospital dated July 21, 2025	See below (§ 2.3.2)

Documents	Documents received	**Evaluation**
Detailed photos and lége e d eS of the product	File reference: "13) DETAILED PHOTOS .pdf"	Satisfactory
Draft user manual compliant with Annex C of the standard (where applicable, commitment)	Reference user manual: "18) APPENDIX C OF STANDARD N FX30-503-1. MANUFACTURER'S INSTRUCTIONS .pdf" and "VKIN-300 Owner's Manual, Version 1, 07 Apr 2025 - FINAL en[1].pdf"	Satisfactory
Declaration of conformity with the Machinery Directive	Referenced document: "VKIN CE Self Declaration en[37].pdf" dated 06/09/2025	Satisfactory
If the device uses chemical treatment, proof that the chemical is authorized under Regulation (EU) No. 528/2012 concerning the placing on the market and use of **biocidal** products	Document referenced: "16) PROOF OF AUTHORIZATION.pdf" Commission Implementing Regulation (EU) 2023/1078 of June 2, 2023 approving ozone generated from oxygen as an active substance for use in biocidal products of types 2, 4, 5, and 11 in accordance with Regulation (EU) No. 528/2012 of the European Parliament European Parliament and of the Council	Satisfactory
All other applicable certificates, if any	Not applicable	/
If the device is homothetic, manufacturer's commitment and associated evidence of compliance with the requirements of this standard	Not applicable	/
Previous certification and/or approval and all relevant test results obtained, if applicable	Not Applicable	/
Copy of INPI filing	File referenced: "17) INPI TRADEMARK APPLICATION.pdf" 4 Trademark number: 5164585	Satisfactory

2.3. **TESTS**

2.3.1 TEST LABORATORIES

Requirements	Related evidence	Evaluation
Analyses performed in accordance with the requirements of ISO 17025	Hospital Hygiene Laboratory, Clermont Ferrand University Hospital: COFRAC accreditation certificate No. 1-2342 rev. 13 in accordance with standard NF EN ISO/IEC 17025: 2017 (expiry date: May 31, 2030)	Satisfactory
Compliant with the requirements of § 2.2 of the applicable standard	Clermont Ferrand University Hospital Hospital Hygiene Laboratory: LNE questionnaire completed on 07/25/2024 *Agreement signed on 11/06/2024*	Satisfactory

2.3.2 **TEST** REPORT

<table>
<tr><th>Requirements</th><th>Related evidence</th><th>Evaluation</th></tr>
<tr><td>Test reports less than 2 years old</td><td>
<table>
<tr><th>Tests performed / Essais réalisés</th><th>Date</th><th>Laboratory / Laboratoire</th><th>Référence du dossier / file</th></tr>
<tr><td>§ 5.2.1: Tests relating to liquid emissions from the device / liquides de l'appareil de traitement par désinfection</td><td colspan="3">Not applicable (no liquid discharges)</td></tr>
<tr><td>§ 5.2.2: Tests relating to airborne microbial contamination</td><td rowspan="5">July 21, 2025</td><td rowspan="5">Hygiene Laboratory Hospital CHU Clermont

Ferrand</td><td rowspan="5">Report of tests referenced: "11) TEST REPORT OF LABORATORY. pdf" and "12) APPENDICES TEST REPORT OF TESTS BY LABORATORY .pdf</td></tr>
<tr><td>§ 5.3.1 : Essais de traitement sur les indicateurs biologiques</td></tr>
<tr><td>§ 5.3.2 : Essais de traitement sur les déchets infectieux</td></tr>
<tr><td>§ 5.3.3: Reviviscence tests</td></tr>
<tr><td>§ 5.4: Particle size tests</td></tr>
<tr><td>§ 5.5 : Essais mécanique</td><td colspan="3">Not applicable to this device</td></tr>
</table>
</td><td>Satisfactory</td></tr>
<tr><td>Compliance with regulatory requirements (see § 5.1 of the / de la norme NF X 30-503-1)</td><td>Test report referenced:
"11) LABORATORY TEST REPORT.pdf" and "12)APPENDICES TO THE LABORATORY TEST REPORT .pdf"
4 Description page 1</td><td>Satisfactory</td></tr>
<tr><td>Description of the location(s) where the tests were carried out, in accordance with regulatory and standard requirements and this reference document (see §
5.1 of the standard
and § 2.2
of this reference document)</td><td>Reference test report:
"11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"
4 Description page 1</td><td>Satisfactory</td></tr>
<tr><td>Methods of and personnel certification, where applicable f 5 1 of the standards)</td><td>Referenced test report:
"11) LABORATORY TEST REPORT.pdf" and "12)APPENDICES TO THE LABORATORY TEST REPORT .pdf"
4 Description page 1</td><td>Satisfactory</td></tr>
<tr><td>Information on testing methodologies for analyses employées :
Accredited or validated internals (cf. § 5.1 of the standard NF X 30-503-1)
Application of Annex A of standard</td><td>Referenced test report:
"11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"</td><td>Satisfactory

Satisfactory

Satisfactory</td></tr>
<tr><td>Traceability of interventions on site or in the laboratory for each test</td><td>Referenced test report:
"11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"</td><td>Satisfactory</td></tr>
</table>

Requirements	Associated evidence	**Evaluation**
During the testing, **records of** . Disinfection parameters recorded for each test (cf. § 5.1 of the standard NF X 30-	Reference test report: "11) LABORATORY TEST REPORT.pdf" and "12)APPENDICES TO THE LABORATORY TEST REPORT ! RE .pdf"	Satisfactory
Traceability of test loads for each test, see	Reference test report: "11) LABORATORY TEST REPORT.pdf" and "12)APPENDICES TO THE LABORATORY TEST REPORT .pdf"	Satisfactory
(cf. § 5.1 of the NF X 30-503-1) Representativeness of DASRI 5 3 2 2 of the	Reference test report: ** 11) LABORATORY TEST REPORT.pdf" and "12)APPENDICES TO THE LABORATORY TEST REPORT .pdf"	Satisfactory
standard)	Reference test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Compliance of the requirements of § 5.10 of ISO 17025 for the reporting of test results	Reference test report: "11) LABORATORY TEST REPORT.pdf" and "12) APPENDICES TO THE LABORATORY TEST REPORT.pdf"	Satisfactory
Application of Annex B of the standard for the reporting of test results	Test report referenced: *' 11) LABORATORY TEST REPORT.pdf" and "12)APPENDICES TO THE LABORATORY TEST REPORT .pdf"	Satisfactory
Test results from § 5.2.1	Device that does not produce liquid waste.	Not Applicable
Test results for § 5.2.2	4 Description: § Tests on airborne microbial contamination (NF X30-503-1 Annex A.1)	Satisfactory
Test results of § 5.3.1	4 Description: § Treatment tests on biological indicators (NF X30 503-1 Annex A.2}	Satisfactory
Test results of the	4 Description: § Treatment tests on infectious waste and tests on	Satisfactory
R s 2ats of tests	4 Description: s d r t r 1d n e tieux and tests of	Satisfactory
Test results from § 5.4	4 Description: § Particle size tests and "Explanations and detailed justification for particle size tests.pdf"	Satisfactory
Test results § 5.5	Tests not applicable to the device technology	Not Applicable

3. CONCLUSIONS

In view of the conformity assessment application file evaluated, the product referenced on the first page of this report and described in this application file complies with the specifications of the applicable texts.

Paris, XX XX XXXX

The Evaluation Manager

Thomas UNTEREINER